EXHIBIT 10.1

                       NOTE AND WARRANT PURCHASE AGREEMENT


         PURCHASE AGREEMENT (this "Agreement") dated as of January 28, 1997, by and among GENTA INCORPORATED., a Delaware corporation (the "Company"), THE ARIES FUND, A CAYMAN ISLAND TRUST (the "Trust"), and THE ARIES DOMESTIC FUND, L.P., a Delaware limited partnership (the "Partnership") (collectively with the Trust, the "Purchasers").

         The Company desires to issue and sell to Purchasers, and Purchasers desire to purchase from the Company, $3,000,000 aggregate face amount of Senior Secured Bridge Notes (the "Bridge Notes") in the form attached hereto as Exhibit A, 7,800,000 Class A Bridge Warrants (the "Class A Warrants") to purchase one share of the Common Stock, par value $.001 per share, of the Company (the "Common Stock") in the form attached as Exhibit B hereto, and 12,200,000 Class B Bridge Warrants to purchase one share of the Common Stock of the Company (the "Class B Warrants", and collectively with the Class A Warrants, the "Warrants") in the form attached hereto as Exhibit C, upon and subject to the terms and conditions hereinafter set forth. Accordingly, in consideration of the premises and the mutual agreements contained herein, Purchasers and the Company hereby agree as follows:

         1. Purchase of Company Securities.

         1.1. Purchase and Sale of the Notes and the Warrants. Subject to the terms and conditions set forth herein, the Company hereby agrees to issue and sell to Purchasers, and Purchasers, severally and not jointly, hereby agree to purchase from the Company, the Bridge Notes and the Warrants (allocated amongst the Purchasers as set forth on Exhibit D hereof), at the Closing (as such term is defined in Section 2.1 hereof). The aggregate purchase price for the Bridge Notes and the Warrants sold pursuant to this Agreement (including any additional shares of Common Stock issuable pursuant to Section 8.6) shall be $3,000,000 (the "Purchase Price") (allocated amongst the Purchasers as set forth on Exhibit D hereof). "Operative Documents" as used herein shall mean this Agreement, the Bridge Notes, the Warrants, the Security Agreement and the Certificate of Designations for the Series D Preferred Stock.

         2. Closing.

         2.1. Closing. The closing of the purchase and sale of the Bridge Notes and the Warrants will take place at the offices of Paramount Capital, Inc. at 787 Seventh Avenue, New York, New York, 10019. Such closing (the "Closing") will take place at 10:00 A.M., local time, on January 30, 1997; provided that the Closing may take place at such other time, place or later date as may be mutually agreed upon by the Company and Purchasers. The date of the Closing is referred to herein as the "Closing Date." At the Closing, the Company will deliver to Purchasers the Bridge Notes and the Warrants purchased as set forth in Section 1 hereof, against payment of the Purchase Price by Purchasers, by wire transfer payable to the Company. The Bridge Notes and the Warrants shall be registered in Purchasers' name or the name of the nominee(s) of Purchasers in such denominations as Purchasers shall request pursuant to instructions delivered to the Company not less than two days prior to the Closing Date.

         3. Conditions to the Obligations of Purchasers at the Closing. The obligation of Purchasers to purchase and pay for the Bridge Notes and the Warrants to be purchased by Purchasers at the Closing is subject to the satisfaction on or prior to the Closing Date of the following conditions, which may only be waived by written consent of Purchasers:

         3.1. Opinion of Counsel to the Company. Purchasers shall have received from Pillsbury Madison & Sutro LLP, counsel for the Company, its opinion dated the Closing Date in the form of Exhibit D hereto.

         3.2. Representations and Warranties. All of the representations and warranties of the Company contained in this Agreement shall be true and correct at and as of the Closing Date, except to the extent of changes caused by the transactions contemplated hereby.


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

         3.3. Performance of Covenants. All of the covenants and agreements of the Company contained in this Agreement and required to be performed on or prior to the Closing Date shall have been performed in a manner satisfactory in all respects to Purchasers.

         3.4. Legal Action. No injunction, order, investigation, claim, action or proceeding before any court or governmental body shall be pending or threatened wherein an unfavorable judgment, decree or order would restrain, impair or prevent the carrying out of this Agreement or any of the transactions contemplated hereby, declare unlawful the transactions contemplated by this Agreement or cause any such transaction to be rescinded.

         3.5. Consents. The Company shall have obtained in writing or made all consents, waivers, approvals, orders, permits, licenses and authorizations of, and registrations, declarations, notices to and filings and applications with, any governmental authority or any other person or entity (including, without limitation, securityholders and creditors of the Company) required to be obtained or made in order to enable the Company to observe and comply with all its obligations under this Agreement and to consummate the transactions contemplated hereby.

         3.6. Closing Documents. The Company shall have delivered to Purchasers the following:

         (a) a certificate executed by the President or Chief Executive Officer of the Company dated the Closing Date stating that the conditions set forth in Sections 3.2 through 3.5 have been satisfied;

         (b) an incumbency certificate dated the Closing Date for the officers of the Company executing this Agreement, the Bridge Notes and the Warrants and any other documents or instruments delivered in connection with this Agreement at the Closing;

         (c) a certificate of the Secretary or Assistant Secretary of the Company, dated the Closing Date, as to the continued and valid existence of the Company, certifying the attached copy of the By-laws of the Company, the authorization of the execution, delivery and performance of this Agreement, and the resolutions adopted by the Board of Directors of the Company authorizing the actions to be taken by the Company under this Agreement;

         (d) a certificate of the Secretary of State of the State of Delaware, dated a recent date, to the effect that the Company is in good standing in the State of Delaware and that all annual reports, if any, have been filed as required and that all taxes and fees have been paid in connection therewith;

         (e) a certified copy of the Certificate of Incorporation of the Company as filed with the Secretary of State of the State of Delaware and any amendments thereto; and

         (f) such certificates, other documents and instruments as Purchasers and their counsel may reasonably request in connection with, and to effect, the transactions contemplated by this Agreement.

         3.7. Proceedings. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby to be consummated at the Closing and all documents incident thereto shall be satisfactory in form and substance to Purchasers.

         3.8. Due Diligence. Prior to the Closing Date, Purchasers and their counsel shall have completed their due diligence and business review of the Company, its business, assets, liabilities, corporate and legal status and intellectual property, including patents, licenses and technical processes, all of which shall be satisfactory in form and substance to each Purchaser and their counsel in each Purchaser's sole discretion.

         3.9. Closing Financial Statements; Absence of Changes. (a) The Company shall have provided to Purchasers (i) the unaudited balance sheet of the Company as of September 30, 1996, and the related unaudited statement of operations for the three-month (and nine-month) periods then ended, as well as the related unaudited statements of stockholders' equity (deficit) and cash flows for the nine-month period then ended, accompanied by the unqualified certification thereon of the Chief Financial Officer or Vice President--Finance of the Company (together with any notes thereto, the "September 30


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

Financial  Statements")  and  (ii)  a  "bring-down"  certificate  of  the  Chief
Executive Officer of the Company and the Chief Financial Officer or Vice President--Finance of the Company with respect to the financial position of the Company as of the Closing Date and as to results for the period from the date of the September 30 Financial Statements to the Closing Date, in form and substance satisfactory to Purchaser and its counsel.

         (b) Except as set forth on the schedules hereto of the Company delivered to Purchaser as of the date hereof, there shall have been no material adverse change in the financial condition, operating results, employee or customer relations or prospects of, or otherwise with respect to, the Company from the date of the September 30 Financial Statements to the Closing Date.

         3.10. Security Agreement. The Company shall have entered into a security agreement (the "Security Agreement") with Paramount Capital, Inc., as collateral agent, reasonably acceptable to the Partnership and the Trust pursuant to which the Company shall grant the holders of the Bridge Notes a first lien security interest in all of the assets of the Company which the Company is not otherwise restricted from granting such a security interest and the Company shall have taken all steps necessary to perfect such security interest.

         3.11. Schedules. The Company shall have provided to the Purchasers all schedules required pursuant to this Agreement, which schedules shall be satisfactory to Purchasers in their sole discretion.

         4. Conditions to the Obligations of the Company at the Closing. The obligation of the Company to issue and sell the Notes and the Warrants to Purchasers at the Closing is subject to the satisfaction on or prior to the Closing Date of the following conditions, any of which may be waived by the
Company:

         4.1. Representations and Warranties. The representations and warranties of Purchasers contained in this Agreement shall be true and correct at and as of the Closing Date.

         4.2. Legal Action. No injunction, order, investigation, claim, action or proceeding before any court or governmental body shall be pending or threatened wherein an unfavorable judgment, decree or order would restrain, impair or prevent the carrying out of this Agreement or any of the transactions contemplated hereby, declare unlawful the transactions contemplated by this Agreement or cause any such transaction to be rescinded.

         5. Representations and Warranties of the Company. The Company hereby represents and warrants to Purchasers as follows:

         5.1. Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority, and holds all licenses, permits and other required authorizations from governmental authorities, necessary to conduct its business as it is now being conducted or proposed to be conducted and to own or lease the properties and assets it now owns or holds under lease (except that the Company may in the future be required to obtain certain approvals of the U.S. Food and Drug Administration in connection with its business as proposed to be conducted). The Company is duly qualified or licensed and in good standing as a foreign corporation in each jurisdiction wherein the character of its properties or the nature of the activities conducted by it makes such qualification or licensing necessary.

         5.2. Charter Documents. The Company has heretofore delivered to Purchasers true, correct and complete copies of the Company's Certificate of Incorporation and By-Laws as in full force and effect on the date hereof.

         5.3. Capitalization. As of the date hereof, the Company's authorized capitalization consists of: 150,000,000 shares of Common Stock, of which 39,991,626 shares are presently issued and outstanding; 5,000,000 shares of preferred stock, par value $.001 per share, of which 600,000 shares are designated as Series A Convertible Preferred Stock (528,100 of which are issued and outstanding), 3,000 of which are designated as Series B Convertible Preferred Stock (none of which are issued and outstanding) and 7100 of which are designated as Series C Convertible Preferred Stock (1424 of which are issued and outstanding) and 20,000 of which are designated as Series F Convertible Preferred Stock (none of which are issued and outstanding); and 18,423,610 shares of Common Stock are


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

reserved for issuance upon the conversion or exercise of presently outstanding convertible securities, options, warrants or other rights to purchase Common Stock. All outstanding securities of the Company are validly issued, fully paid and nonassessable. No stockholder of the Company is entitled to any preemptive rights with respect to the purchase or sale of any securities by the Company. Except as has been set forth in Schedule 5.3 hereto, there are no outstanding options, warrants or other rights, commitments or arrangements, written or oral, to purchase or otherwise acquire any authorized but unissued shares of capital stock of the Company or any security directly or indirectly convertible into or exchangeable for any capital stock of the Company or under which any such option, warrant or convertible security may be issued in the future, and there are no voting trusts or agreements, stockholders' agreements, pledge agreements, buy-sell, rights of first offer, negotiation or refusal or proxies or similar arrangements relating to any securities of the Company to which the Company is a party, and to the best knowledge of the Company after due investigation there are no such trusts, agreement, rights, proxies or similar arrangements as to which the Company is not a party. Except as set forth on Schedule 5.3 and as contemplated herein, none of the shares of capital stock of the Company is reserved for any purpose, and the Company is neither subject to any obligation (contingent or otherwise), nor has any option to repurchase or otherwise acquire or retire any shares of its capital stock. Schedule 5.3 sets forth (i) the number of shares of Common Stock authorized for issuance under the Company's 1991 Stock Option Plan, as amended and restated, and the Company's Non- Employee Director Stock Option Plan; (ii) the number of shares of Common Stock as to which options under such plan have been (a) reserved for issuance and (b) exercised; and (iii) the exercise prices for all outstanding options under such plan. Except as set forth on Schedule 5.3, no antidilution adjustments with respect to the outstanding securities of the Company will be triggered by the issuance of the securities contemplated hereby.

         5.4 Due Authorization, Valid Issuance, Etc.. The Notes have been duly authorized and, when issued in accordance with this Agreement upon the Closing Date, will be free and clear of all liens imposed by or through the Company. The Warrants have been duly authorized and, when issued in accordance with this Agreement upon the Closing Date, will be validly issued and free and clear of all liens imposed by or through the Company. The Common Stock issuable upon the exercise of the Warrants have been duly authorized and reserved, and upon the exercise of the Warrants in accordance with the terms and conditions thereof and this Agreement, will be validly issued, fully paid and nonassessable shares of Common Stock and will be free and clear of all liens imposed by or through the Company. The issuance, sale and clear delivery of the Notes, the Warrants and the Common Stock issuable upon the exercise of the Warrants will not be subject to any preemptive right of stockholders of the Company or to any right of first refusal or other right in favor of any person.

         5.5. Subsidiaries. The Company has no wholly or partially owned Subsidiaries (as defined in Section 9.10) and does not control, directly or indirectly, any other corporation, business trust, firm, partnership, association, joint venture, entity or organization. The Company does not own any shares of stock, partnership interest, joint venture interest or any other security, equity or interest in any other corporation or other organization or entity.

         5.6. Authorization; No Breach. The Company has the full corporate power and authority to execute, deliver and enter into this Agreement and to perform its obligations hereunder, and the execution, delivery and performance of this Agreement, the Notes, the Warrants, the Security Agreement and any related financing statement and the Certificate of Designations and all other transactions contemplated hereby have been duly authorized by the Company, and this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms except as the enforceability hereof may be limited by (a) bankruptcy, insolvency, moratorium and similar laws affecting creditors' rights generally and (b) the availability of remedies under general equitable principles and (c) to the extent the indemnification provisions contained in section 8.5 hereof may be limited by applicable federal or state securities laws. Except as set forth on Schedule 5.6 hereto, the execution and delivery by the Company of this Agreement, the offering, sale and issuance of the Notes and the Warrants pursuant to this Agreement, and the performance and fulfillment of the Company of its obligations under this Agreement, the Notes and the Warrants, do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, or event which, with notice or lapse of time or both, would constitute a breach of or default under, (iii) result in the creation of any lien, security interest, adverse claim, charge or encumbrance upon the capital stock or assets of the Company pursuant to, (iv) give any


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third party the right to  accelerate  any  obligation  under or  terminate,  (v)
result in a violation of, (vi) result in the loss of any license, certificate, legal privilege or legal right enjoyed or possessed by the Company under, or
(vii) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to or require the consent of any other person under, the Certificate of Incorporation or By-Laws of the Company or any law, statute, rule or regulation to which the Company is subject or by which any of its properties are bound, or any agreement, instrument, order, judgment or decree to which the Company is subject or by which its properties are bound.

         5.7.  Financial  Statements and SEC Documents.  (a) Attached  hereto as
Schedule 5.7 are (i) the audited financial statements of the Company for the fiscal year ended December 31, 1995, including the balance sheet as at the end of such fiscal year and the related statements of operations, stockholders' equity (deficit) and cash flows for such fiscal year, certified by Ernst & Young L.L.P. and (ii) the September 30 Financial Statements (the financial statements referred to in clauses (i) and (ii) are referred to herein collectively as the "Financial Statements"). For purposes of this Agreement, September 30. 1996, shall be hereinafter referred to as the "Balance Sheet Date." The Financial Statements have been prepared in accordance with the books and records of the Company and generally accepted accounting principles, applied consistently with the past practices of the Company (except as otherwise noted in such Financial Statements), reflect all liabilities and obligations of the Company, as of their respective dates, and present fairly the financial position of the Company and the results of its operations as of the time and for the periods indicated therein.

(b) The Company has made available to Purchasers a true and complete copy of each report, schedule, registration statement and definitive proxy statement filed by the Company with the Securities and Exchange Commission since January 1, 1993 (as such documents have since the time of their filing been amended, the "SEC Documents") which are all the documents (other than preliminary material) that the Company was required to file with the Securities and Exchange Commission since such date. As of their respective dates, the SEC Documents complied in all respects with the requirements of the Securities Act (as defined in Section 9.7) and/or the Exchange Act (as defined in Section 9.8) as the case may be, and the rules and regulations of the Securities and Exchange Commission thereunder applicable to such SEC Documents and none of the SEC Documents contained any untrue statement of a material fact or omitted to statement of material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Securities and Exchange Commission with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q of the Securities and Exchange Commission) and fairly present (subject, in the case of the unaudited statements, to normal, recurring audit adjustments) the financial position of the Company as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended.

         5.8. No Material Adverse Changes. Except as set forth on Schedule 5.8 hereto, since the Balance Sheet Date there has not at any time been (a) any material adverse change in the financial condition, operating results, business prospects, employee relations or customer relations of the Company, or (b) other adverse changes, which in the aggregate have been materially adverse to the Company.

         5.9. Absence of Certain Developments. Except as contemplated by this Agreement, and except as set forth in Schedule 5.9 hereto, since the Balance Sheet Date, the Company has not, nor will have prior to the Closing: (a) issued any securities; (b) borrowed any amount or incurred or became subject to any liabilities (absolute or contingent), other than liabilities incurred in the ordinary course of business and liabilities under contracts entered into in the ordinary course of business, none of which are or shall be material and which are less than $75,000; (c) discharged or satisfied any lien, adverse claim or encumbrance or paid any obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business; (d) declared or made any payment or distribution of cash or other property to the stockholders of the Company with respect to the Common Stock or purchased or redeemed any shares of Common Stock; (e) mortgaged, pledged or subjected to any lien, adverse claim, charge or any other encumbrance, any of its properties or assets, except for liens for taxes not yet


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due and payable;  (f) sold, assigned or transferred any of its assets,  tangible or intangible, except in the ordinary course of business and in an amount less than $75,000, or disclosed to any person, firm or entity not party to a
confidentiality   agreement  with  the  Company  any  proprietary   confidential
information; (g) suffered any extraordinary losses or waived any rights of material value; (h) made any capital expenditures or commitments therefor; (i) entered into any other transaction other than in the ordinary course of business in an amount less than $75,000 or entered into any material transaction, whether or not in the ordinary course of business; (j) made any charitable contributions or pledges; (k) suffered damages, destruction or casualty loss, whether or not covered by insurance, affecting any of the properties or assets of the Company or any other properties or assets of the Company which could have a material adverse effect on the business or operations of the Company; (l) made any change in the nature or operations of the business of the Company; or (m) resolved or entered into any agreement or understanding with respect to any of the foregoing.

         5.10. Properties. The Company has good and marketable title to all of the real property and good title to all of the personal property and assets it purports to own, including those reflected as owned on the Company Balance Sheet or acquired thereafter, and a good and valid leasehold interest in all property indicated as leased on the Company Balance Sheet, whether such property is real or personal, free and clear of all liens, adverse claims, charges, encumbrances or restrictions of any nature whatsoever, except (a) such as are reflected on the Company Balance Sheet or described in Schedule 5.10 hereto and (b) for receivables and charges collected in the ordinary course of business. Except as disclosed in Schedule 5.10 hereto, the Company owns or leases all such properties as are necessary to its operations as now conducted and as presently proposed to be conducted and all such properties are, in all material respects, in good operating condition and repair.

         5.11. Taxes. Except as referred to in Schedule 5.11 hereto, the Company has timely filed all federal, state, local and foreign tax returns and reports required to be filed, and all taxes, fees, assessments and governmental charges of any nature shown by such returns and reports to be due and payable have been timely paid except for those amounts being contested in good faith and for which appropriate amounts have been reserved in accordance with generally accepted accounting principles and are reflected on the Company Balance Sheet. There is no tax deficiency which has been, or, to the knowledge of the Company might be, asserted against the Company which would adversely affect the business or operations, or proposed business or operations, of the Company. All such tax returns and reports were prepared in accordance with the relevant rules and regulations of each taxing authority having jurisdiction over the Company and are true and correct. The Company has neither given nor been requested to give any waiver of any statute of limitations relating to the payment of federal, state, local or foreign taxes. The Company has not been, nor is it now being, audited by any federal, state, local or foreign tax authorities. The Company has made all required deposits for taxes applicable to the current tax year. The Company is not, and has never been, a member of any "affiliated group" within the meaning of Section 1504 of the Internal Revenue Code, as in effect from time to time.

         5.12. Litigation. Except as set forth on Schedule 5.12 hereto, there are no actions, suits, proceedings, orders, investigations or claims pending or, to the Company's knowledge, threatened against or affecting the Company, at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality; there are no arbitration proceedings pending under collective bargaining agreements or otherwise; and, to the knowledge of the Company, there is no basis for any of the foregoing.

         5.13. Compliance with Law. The Company has complied in all respects with all applicable statutes and regulations of the United States and of all states, municipalities and applicable agencies and foreign jurisdictions or bodies in respect of the conduct of its business and operations, and the failure, if any, by the Company to have fully complied with any such statute or regulation does not and will not materially adversely affect the business or operations of the Company.

         5.14. Trademarks and Patents. Schedule 5.14 annexed hereto contains a true, complete and correct list of all trademarks, trade names, patents and copyrights (and applications therefor) if any, heretofore or presently owned or licensed or used or required to be used by the Company in connection with its business; and, except as set forth on Schedule 5.14, each such trademark, trade name, patent and copyright (and application therefor) listed in Schedule 5.14 as being owned by the Company is not subject to any license, royalty arrangement, option or dispute and is free and clear of all liens. To the best knowledge of the Company, none of the trademarks, trade names, patents or copyrights used by the Company in connection with its business infringe any trademark, trade name, patent or copyright of others in the United States or in any other country, in any way which adversely affects or which in the future may adversely affect the business or operations of the Company. Except as set forth in Schedule 5.14, no stockholder, officer or director of the Company or any other person owns or has any interest in any trademark, trade name, service mark, patent, copyright or application therefor, or trade secret, licenses, invention, information or proprietary right or process, if any, used by the Company in connection with its business. The Company has no notice or knowledge of any objection or claim being asserted by any person with respect to the ownership, validity enforceability or use of any such trademarks, trade names, patents and copyrights (and applications therefor) listed on Schedule 5.14 or challenging or questioning the validity or effectiveness of any license relating thereto. There are no unresolved conflicts with, or pending claims of, any other person, whether in litigation or otherwise, involving the trademarks, trade names, patents and copyrights (and applications therefor), and there are no liens, encumbrances, adverse claims, or rights of any other person which would prevent the Company form fulfilling its obligations under this Agreement. To the best knowledge of the Company, the business of the Company, as presently conducted and as proposed to be conducted does not and will not cause the Company to violate any trademark, trade name, patent, copyright, trade secret, license or proprietary interest of any other person or entity, in any way which adversely affects or which in the future may adversely affect the business or operations of the Company. Except as disclosed in Schedule 5.14 hereto, the Company possesses all proprietary technology necessary for the conduct of business by the Company, both as presently conducted and as presently proposed to be conducted.

         5.15. Insurance. Schedule 5.15 annexed hereto contains a brief description of each insurance policy maintained by the Company with respect to its properties, assets and business; each such policy is in full force and effect; and the Company is not in default with respect to its obligations under any of such insurance policies. The insurance coverage of the Company is in amounts not less than is customarily maintained by corporations engaged in the same or similar business and similarly situated, including, without limitation, insurance against loss, damage, fire, theft, public liability and other risks. The activities and operations of the Company have been conducted in a manner so as to conform to all applicable provisions of these insurance policies and the Company has not taken or failed to take any action which would cause any such insurance policy to lapse.

         5.16. Agreements. Except as set forth in Schedule 5.16 hereto, the Company is neither a party to nor bound by any agreement or commitment, written or oral, which obligates the Company to make payments to any person, or which obligates any person to make payments to the Company, in the case of each such agreement in an amount exceeding $75,000, or which is otherwise material to the conduct and operation of the Company's business or proposed business or any of its properties or assets, including, without limitation, all shareholder, employment, non-competition and consulting agreements and employee benefit plans and arrangements and collective bargaining agreements to which the Company is a party or by which it is bound. All such agreements are legal, valid and binding obligations of the Company, in full force and effect, and enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by (a) bankruptcy, insolvency, moratorium, and similar laws affecting creditors' rights generally and (b) the availability of remedies under general equitable principles. The Company has performed all obligations required to be performed by it, and is not in default, or in receipt of any claim, under any such agreement or commitment, and the Company has no present expectation or intention of not fully performing all of such obligations, nor does the Company have any knowledge of any breach or anticipated breach by the other parties to any such agreement or commitment. The Company is not a party to any contract, agreement, instrument or understanding which materially adversely affects the business, properties, operations, assets or condition (financial or otherwise) of the Company. Purchasers have been furnished with, or the Company has made available for the Purchaser's review, a true and correct copy of each written agreement referred to in Schedule 5.16, together with all amendments, waivers or other changes thereto.

         5.17. Undisclosed Liabilities. Except as set forth on Schedule 5.17 hereto, the Company has no obligation or liability (whether accrued, absolute, contingent, unliquidated, or otherwise, whether or not known to the Company, whether due or to become due) arising out of transactions entered into at or prior to the Closing of this Agreement, or any action or inaction at or prior to the Closing of this Agreement, or any state of facts existing at or prior to the Closing of this Agreement, except (a) liabilities reflected on the Company Balance Sheet; (b) liabilities in an amount less than $75,000 incurred in the ordinary course of business since the Balance Sheet Date (none of which is a liability for breach of contract, breach of warranty, torts, infringements, claims or lawsuits); and
(c) liabilities or obligations disclosed in the schedules hereto.

         5.18. Employees; Conflicting Agreements. (a) The Company shall cause all members of management and all professional employees of and consultants and advisors to the Company, including all employees and consultants and advisors involved in its research and development, to be subject to agreements with respect to (i) nondisclosure of confidential information, (ii) assignment of patents, trademarks, copyrights and proprietary rights to the Company and (iii) disclosure to the Company of inventions.

         (b) Except as set forth on Schedule 5.18, to the best of the Company's knowledge, no stockholder, director, officer or key employee of the Company is a party to or bound by any agreement, contract or commitment, or subject to any restrictions in connection with any previous or current employment of any such person, which adversely affects, or which in the future may adversely affect, the business or the proposed business of the Company or the rights of Purchasers under this Agreement and in respect of its rights as a holder of the Notes and the Warrants.

         5.19. Disclosure. Neither this Agreement nor any of the schedules, exhibits, written statements, documents or certificates prepared or supplied by the Company with respect to the transactions contemplated hereby contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which made. Except as disclosed in Schedule 5.19 hereto, there exists no fact or circumstance which, to the knowledge of the Company upon due inquiry, materially adversely affects, or which could reasonably be anticipated to have a material adverse effect on, the existing or expected financial condition, operating results, assets, customer relations, employee relations or business prospects of the Company.

         5.20.  Compliance  with the  Securities  Laws.  Except  as set forth on
Schedule 5.20 hereto, neither the Company nor anyone acting on its behalf has directly or indirectly offered the Notes and the Warrants or any part thereof or any similar security of the Company (or any other securities convertible or exchangeable for the Notes and the Warrants or any similar security), for sale to, or solicited any offer to buy the same from, anyone other than Purchasers. Assuming the accuracy and truth of each of the Purchasers' representations set forth in Section 6 of this Agreement, all securities of the Company heretofore sold and issued by it were sold and issued, and the Notes and the Warrants were offered and will be sold and issued, in compliance with all applicable federal and state securities laws.

         5.21. Brokers. Except as set forth on Schedule 5.21, no finder, broker, agent, financial person or other intermediary has acted on behalf of the Company in connection with the offering of the Notes and the Warrants or the consummation of this Agreement or any of the transactions contemplated hereby.

         5.22. Transactions with Affiliates. Except as set forth in Schedule 5.22, no director, officer, employee, consultant or agent of the Company, or member of the family of any such person or any corporation, partnership, trust or other entity in which any such person, or any member of the family of any such person, has a substantial interest in or is an officer, director, trustee, partner or holder of more than 5% of the outstanding capital stock thereof, is a party to any transaction with the Company, including any contract, agreement or other arrangement providing for the employment of, furnishing of services by or requiring payments to any such person or firm.

         5.23. Environmental Matters (a) The Company and all properties owned, operated or leased by the Company have obtained and currently maintain all environmental permits required for their business and operations and are in compliance with all such environmental permits; (ii) there are no legal proceedings pending nor, to the best knowledge of the Company, threatened to modify or revoke any such environmental permits; and (iii) neither Company nor any property owned, operated or leased by the Company has received any notice from any source that there is lacking any environmental permit required for the current use or operation of the business of the Company, or any property owned, operated or leased by the Company.

         (b) Except as set forth in Schedule 5.23 hereto, (i) all real property owned, operated or leased by the Company, and, to the best knowledge of the Company, all property adjacent to such properties, are free from contamination by any hazardous material; and the Company is not subject to environmental costs and liabilities with respect to hazardous materials, and no facts or circumstances exist which could give rise to environmental costs and liabilities with respect to hazardous materials.

         (c) Except as set forth in Schedule 5.23 hereto, there is not now, nor has there been in the past, on, in, or under any real property owned, leased, or operated by the Company, or by any of its predecessors (i) any asbestos-containing materials, (ii) any underground storage tanks, (iii) above-ground storage tanks, (iv) impoundments, (v) poly- chlorinated biphenyls or (vi) radioactive substances.

         (d) The Company has provided or made available to Buyer drafts and final versions of all environmental site assessments (including, but not limited to Phase I and Phase II reports), risk management studies and internal environmental audits that have been conducted by or on behalf of the Company ("Environmental Studies"), with respect to any real property that now or in the past has been owned, operated or leased by the Company, or any of its predecessors.

         (e) Except as set forth in Schedule 5.23 hereto, the Company and all properties owned, operated or leased by the Company are in compliance with environmental law.

         (f) Except as set forth in Schedule 5.23 hereto, neither the Company nor any property owned, leased or operated by the Company has received or been issued any written request for information, or has been notified that it is a potentially responsible party under the environmental laws with respect to any on-site or off-site for which environmental costs and liabilities are asserted.

         6. Representations and Warranties of Purchasers. Purchasers hereby severally represent and warrant to the Company as follows:

         6.1. Investment Intent. Each of the Purchasers is an "accredited investor" within the meaning of Regulation D under the Securities Act. Each of the Purchasers has experience in making investments in development stage biotechnology companies and is acquiring the Notes and the Warrants for its own account and not with a present view to, or for sale in connection with, any distribution thereof in violation of the registration requirements of the Securities Act. Purchasers consent to the placing of a legend on the certificates representing the Notes and the Warrants to the effect that the shares of Common Stock issuable upon exercise or conversion, as the case may be, of the Warrants, and the Purchase Option have not been registered under the Securities Act and may not be transferred except in accordance with applicable securities laws or an exception therefrom.

         6.2. Authorization. Each of Purchasers has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder, having obtained all required consents, if any, and this Agreement, when executed and delivered, will constitute a legal valid and binding obligation of such Purchaser.

         6.3. Brokers. No finder, broker, agent, financial person or other intermediary has acted on behalf of Purchasers in connection with the offering of the Notes and the Warrants or the consummation of this Agreement or any of the transactions contemplated hereby.

         7. Covenants of the Company. Until such time as Purchasers and their affiliates beneficially own less than one percent (1%) of the Common Stock after giving effect to the conversion or exercise of all securities of the Company beneficially owned by Purchasers and their affiliates, the Company covenants and agrees with Purchasers as follows:

         7.1. Books and Accounts. The Company will: (a) make and keep books, records and accounts, which, in reasonable detail, accurately and fairly reflect its transactions, including without limitation, dispositions of its assets; and (b) devise and maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and in accordance with the Company's past practices or any other criteria applicable to such statements, and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         7.2. Periodic Reports. (a) The Company will furnish to Purchasers as soon as practicable, and in any event within 90 days after the end of each fiscal year of the Company (commencing with the fiscal year ended December 31, 1996, an annual report of the Company, including a balance sheet as at the end of such fiscal year and statement of operations, stockholders' equity (deficit) and cash flows for such fiscal year, together with the related notes thereto, setting forth in each case in comparative form corresponding figures for the preceding fiscal year, all of which will be correct and complete and will present fairly the financial position of the Company and the results of its operations and changes in its financial position as of the time and for the period then ended. Such financial statements shall be accompanied by an unqualified report (other than qualifications contingent upon the Company's ability to obtain additional financing), in form and substance reasonably satisfactory to Purchasers, of independent public accountants reasonably satisfactory to Purchasers to the effect that such financial statements have been prepared in accordance with the books and records of the Company and generally accepted accounting principles applied on a basis consistent with prior years (except as otherwise specified in such report), and present fairly the financial position of the Company and the results of its operations and changes in their financial position as of the time and for the period then ended. The Company will use its best efforts to conduct its business so that such report of the independent public accountants will not contain any qualifications as to the scope of the audit, the continuance of the Company, or with respect to the Company's compliance with generally accepted accounting principles consistently applied, except for changes in methods of accounting in which such accountants concur.

         (b) The Company will furnish to Purchasers, as soon as practicable and in any event within 45 days after the end of each of the first three fiscal quarters of the Company during each fiscal year, a quarterly report of the Company consisting of an unaudited balance sheet as at the end of such quarter and an unaudited statement of operations, stockholders' equity (deficit) and cash flows for such quarter and the portion of the fiscal year then ended, setting forth in each case in comparative form corresponding figures for the preceding fiscal year. All such reports shall be certified by the Chief Financial Officer or Vice President-- Finance of the Company to be correct and complete, to present fairly the financial position of the Company and the consolidated results of its operations and changes in its financial position as of the time and for the period then ended and to have been prepared in accordance with generally accepted accounting principles.

         (c) The Company shall furnish to Purchasers, within 30 days after the end of each calendar month, an unaudited balance sheet of the Company as of the end of such month and the related unaudited statement of operations, stockholders' equity (deficit) and cash flows for such month and for the fiscal year to date, setting forth in each case comparative form the corresponding figures for the budget for the current fiscal year, or such other financial information as otherwise agreed to by the parties hereto. All such statements shall be certified by the Chief Financial Officer or Vice President--Finance of the Company to the effect that such statements fairly present the financial condition of the Company as of the dates shown and the results of its operations for the periods then ended and that such statements have been prepared in conformity with generally accepted accounting principles consistently applied except for normal, recurring, year-end audit adjustments and the absence of footnotes.

         (d) Commencing with the Company's fiscal year commencing January 1, 1997, the Company shall furnish to Purchasers, as soon as practicable and in any event not less than 60 days prior to the end of each fiscal year of the Company,
(i) an annual operating budget for the Company, for the succeeding fiscal year, containing projections of profit and loss, cash flow and ending balance sheets for each month of such fiscal year and (ii) a business plan for the Company as specified in Section 7.19. The Company shall furnish to Purchasers within five days after the date the Board of Directors has approved the annual operating budget and business plan referred to above, which shall be no later than 60 days after the beginning of each fiscal year, such operating budget and business plan as approved by the Board of Directors. Promptly upon preparation thereof, the Company shall furnish to Purchasers any other operating budgets or business plans that the Company may prepare and any revisions or modifications of such previously furnished budgets or business plans.

         (e) The annual statements and quarterly statements furnished pursuant to Sections 7.02(a) and (b) shall include a narrative discussion prepared by the Company describing the business operations of the Company during the period covered by such statements. The monthly statements furnished pursuant to Section 7.02(c) shall be accompanied by a statement describing any material events, transactions or deviations from the Company's Business Plan (as defined below) contemplated by Section 7.19 and containing an explanation of the causes and circumstances thereof.

         7.3. Certificates of Compliance. The Company covenants that promptly after the occurrence of any default hereunder or any default under or breach of any material agreement, or any other material adverse event or circumstance affecting the Company, it will deliver to Purchasers an Officers' Certificate specifying in reasonable detail the nature and period of existence thereof, and what actions the Company has taken and proposes to take with respect thereto.

         7.4. Other Reports and Inspection. (a) The Company will furnish to Purchasers (a) as soon as practicable after issuance, copies of any financial statements or reports prepared by the Company for, or otherwise furnished to, its stockholders or the Securities and Exchange Commission and (b) promptly, such other documents, reports and financial data as Purchasers may reasonably request. In addition the Company will, upon reasonable prior notice, make available to Purchasers or its representatives or designees (a) all assets, properties and business records of the Company for inspection and/or copying and
(b) the directors, officers and employees of the Company for interviews concerning the business, affairs and finances of the Company.

         7.5. [Intentionally Omitted.]

         7.6. Insurance. The Company will at all times maintain valid policies of worker's compensation and such other insurance with respect to its properties and business of the kinds and in amounts not less than is customarily maintained by corporations engaged in the same or similar business and similarly situated, including, without limitation, insurance against fire, loss, damage, theft, public liability and other risks. The activities and operations of the Company shall be conducted in a manner to as to conform in all material respects to all applicable provisions of such policies.

         7.7. Use of Proceeds; Restriction on Payments. The Company shall use the net proceeds from the sale of the Bridge Notes and Warrants to bridge its working capital needs through such time as it can consummate an offering of its securities. The Company covenants and agrees that it will not directly or indirectly use any of the proceeds to (i) repay any indebtedness of the Company, including but not limited to any indebtedness to officers, employees, directors or principal stockholders of the Company, but excluding accounts payable incurred in the ordinary course of business or (ii) redeem, repurchase or otherwise acquire any equity security of the Company. Notwithstanding the foregoing, the Company shall not make any payments to any parties which exceed $10,000 without the prior written consent of the Partnership and the Trust.

         7.8. Material Changes. The Company will promptly notify Purchasers of any material adverse change in the business, properties, assets or condition, financial or otherwise, of the Company, or any other material adverse event or circumstance affecting the Company, and of any litigation or governmental proceeding pending or, to the knowledge of the Company, threatened against the Company or against any director or officer of the Company.

         7.9.   Transactions  with  Affiliates.   Except  for  the  transactions
contemplated by this Agreement, the Company shall not (a) engage in any transaction with, (b) make any loans to, nor (c) enter into any contract, agreement or other arrangement (i) providing for (x) the employment of, (y) the furnishing of services by, or (z) the rental of real or personal property from, or (ii) otherwise requiring payments to, any officer, director or key employee of the Company or any relative of such persons or any other "affiliate" or "associate" of such persons (as such terms are defined in the rules and regulations promulgated under the Securities Act), without the prior written approval of the Partnership and the Trust.

         7.10. Corporate Existence, Licenses and Permits; Maintenance of Properties; New Businesses. The Company will at all times conduct its business in the ordinary course and cause to be done all things necessary to maintain, preserve and renew its existence and will preserve and keep in force and effect, all licenses, permits and authorizations necessary to the conduct of its and their respective businesses. The Company will also maintain and keep its properties in good repair, working order and condition, and from time to time, to make all needful and proper repairs, renewals and replacements, so that the business carried on in connection therewith may be properly conducted at all times.

         7.11. Other Material Obligations. The Company will comply with, (a) all material obligations which it is subject to, or becomes subject to, pursuant to any contract or agreement, whether oral or written, as such obligations are required to be observed or performed, unless and to the extent that the same are being contested in good faith and by appropriate proceedings and the Company has set aside on its books adequate reserves with respect thereto, and (b) all applicable laws, rules, and regulations of all governmental authorities, the violation of which could have a material adverse effect upon the business of the Company.

         7.12. Amendment to the Certificate of Incorporation and the By-Laws. The Company will perform and be in compliance with and observe all of the provisions set forth in its Certificate of Incorporation and By-Laws to the extent that the performance of such obligations is legally permissible; provided that the fact that performance is not legally permissible will not prevent such nonperformance from constituting an event of default under this Agreement. The Company will not amend its Certificate of Incorporation or By-Laws or any Certificate of Designations for any other series of Preferred Stock of the Company so as to adversely affect the rights of Purchasers under this Agreement, the Certificate of Incorporation, the By-Laws, the Warrants, the Notes, the Security Agreement or the Series D Preferred Stock Certificate of Designations.

         7.13. Merger; Sale of Assets. The Company will not become a party to any merger, consolidation or reorganization, or sell, lease, license, sublicense or otherwise dispose of all or substantially all of its assets, without the prior approval of Purchasers.

         7.14. Acquisition. The Company will not acquire any interest in any business from any person, firm or entity (whether by a purchase of assets, purchase of stock, merger or otherwise) without the prior approval of Purchasers, except the acquisition of 1% or less of any class of outstanding securities of a company whose securities are listed on a national securities exchange or which has not fewer than 1,000 stockholders and except as otherwise specifically permitted pursuant to the provisions of this Agreement.

         7.15. Dividends; Distributions; Repurchases of Common Stock; Treasury Stock. The Company shall not declare or pay any dividends on, or make any other distribution with respect to, its capital stock, whether now or hereafter outstanding, or purchase, acquire, redeem or retire any shares of its capital stock, without the consent of Purchasers, provided, however, the foregoing shall not prohibit the Company from repurchasing any shares of its Common Stock from any present or former officer, Director or employee of the Company, or complying with the terms and provisions of the Series A Preferred Stock and Series C Preferred Stock.

         7.16. Consents and Waivers. (a) Except as set forth on Schedule 7.16, the Company has obtained all consents and waivers needed to enable it to perform all of its obligations under this Agreement and the transactions contemplated hereby.

         (b) Except as set forth on Schedule 7.16, the Company has obtained from all holders of options, warrants and other securities of the Company having any right of first refusal, offer, sale, negotiation or similar rights or antidilution or other rights to have the terms (including, without limitation, conversion or exercise prices or rates) of such instruments adjusted by virtue of the purchase and sale of the Notes and the Warrants or the other transactions contemplated by this Agreement, a written waiver in form and substance satisfactory to Purchasers and their counsel.

         7.17. Taxes and Liens. The Company will duly pay and discharge when payable, all taxes, assessments and governmental charges imposed upon or against the Company or its properties, or any part thereof or upon the income or profits therefrom, in each case before the same become delinquent and before penalties accrue thereon, as well as all claims for labor, materials or supplies which if unpaid might by law become a lien upon any of its property, unless and to the extent that the same are being contested in good faith and by appropriate proceedings and the Company has set aside on its books adequate reserves with respect thereto.

         7.18. Restrictive Agreement. The Company covenants and agrees that subsequent to the Closing, it will not be a party to any agreement or instrument which by its terms would restrict the Company's performance of its obligations pursuant to this Agreement, the Certificate of Incorporation, By-laws, the Warrants or the Notes.

         7.19. Business Plan. Commencing with the Company's fiscal year commencing January 1, 1997, the Company's Chief Financial Officer or Vice President-- Finance shall prepare or have prepared and submit to the Board of Directors not less than 60 days prior to the beginning of each fiscal year of the Company, an updated business plan (the "Business Plan") for such year which shall set forth the Company's product development, marketing and servicing plans, capital expenditures and expense budgets and shall encompass a statement of long range strategy over a five-year period and short-range tactics over a two-year period. The Business Plan shall specify quantitative and qualitative goals for the Company and relate the attainment of those goals to the Company's strategic objectives.

         7.20. Director and Observer. (a) For a period of five years after the Closing Date, the Partnership and the Trust shall be entitled to designate a majority of the voting Directors of the Company provided, however, that in the event that the Company has not obtained Future Financings (as defined below) in excess of $3,500,000 on or before the date which is 6 months after the Bridge Closing Date (as defined in Exhibit B), then the Partnership and the Trust shall have the right to appoint only 2 Directors or observers and the remainder of the Partnership and the Trust's designated Directors shall resign. In addition, if the holders of the Series A Preferred Stock exercise their right to appoint up to 2 additional Directors pursuant to Section 9(c) of the Restated Certificate of Incorporation of the Company (the "Restated Certificate"), then the Partnership and the Trust shall have the right to appoint up to 2 additional Directors per Director appointed by the Series A Preferred Stock. "Future Financings" shall mean the aggregate gross proceeds of any sales of equity securities of the Company (including the Notes or any other securities convertible into equity securities of the Company), and the aggregate gross proceeds of any corporate partnering or corporate licensing transactions, but shall exclude the sale of products in the ordinary course of business and revenues resulting from any agreement in effect as of the Closing Date. Without limiting the generality of the foregoing, such Future Financing includes: (a) all payments made for equity securities, equity security rights or similar rights, (b) technology acquisition or access fees or similar up-front payments,
(c) other future payments to be made to the Company, any of its affiliates or its employees for the benefit of the Company, for which the payor is obligated either absolutely or upon the attainment of milestones, (d) funding provided by any investor (through reimbursement or otherwise) relative to research and development, clinical trials and related expenditures, provided that such work is performed or managed by the Company or any of its affiliates and (e) the repayment or assumption by any party of obligations of the Company or any of its affiliates, including indebtedness for money borrowed or amounts owed by the Company or any of its affiliates to inventors or owners of technology. It is further understood that Future Financings shall not be reduced by the amount of any expenses, fees, discounts or commissions incurred during the undertaking of such financing. If necessary, the Directors of the Company will elect each such person to the Board of Directors of the Company by creating a new position on the Board of Directors promptly following such person's nomination by Purchasers and shall nominate such person for election in connection with any stockholder vote for Directors, and the Company will use its best efforts to ensure that the stockholders of the Company agree to vote all their securities in favor of such person's election. The Company agrees to vote all voting securities for which the Company holds proxies, granting it voting discretion, or is otherwise entitled to vote, in favor of, and to use its best efforts in all respect to cause, the election of each such individual proposed by the Partnership and the Trust. In the event that a vacancy is created on the Board of Directors at any time by the death, disability, resignation or removal (with or without cause) of any such individual proposed and nominated by the Partnership and the Trust, pursuant to this Agreement, the Company will, and will use its best efforts to ensure that the stockholders of the Company, vote all its voting securities to elect each individual proposed by the Partnership and the Trust and approved by the Company and nominated for election by the Partnership and the Trusts to fill such vacancy and serve as a voting Director.

         (b) In addition to the rights set forth in Section 7.20(a), from and after the Closing Date, until such time as Purchasers or their affiliates shall not beneficially own any securities of the Company, the Partnership and the Trust shall be entitled to designate nonvoting observers who shall be entitled to attend all meetings of the Board of Directors and any of its committees and who shall be provided (i) reasonable prior notice of all meetings of the Board of Directors and any of its committees, (ii) reasonable prior notice of any action that the Board of Directors or any of its committees may take by written consent, (iii) promptly delivered copies of all minutes and other records of action by, and all written information furnished to, the Board of Directors or any of its committees and (iv) any other information requested by such observer which a member of the Board of Directors would be entitled to request to discharge his or her duties. Such observers shall be entitled to the same rights to reimbursement for the expense of attendance at meeting as any outside Director.

         (c) If the Partnership and the Trust give notice to the Company that the Partnership and the Trust desire to remove a Director proposed by the Partnership and the Trust pursuant to this Agreement, the Company shall, and shall use its best effort to ensure that the stockholders of the Company shall, vote all its voting securities in favor of removing such Director if a vote of holders of such securities shall be required to remove the Director, and the Company agrees to take any action necessary to facilitate such removal.

         (d) Each Director nominated by the Partnership and the Trust shall be entitled to the same type and an amount of compensation at least equal to the highest amount payable to any other Director for serving in such capacity.

         (e) Concurrently with the Closing Date, if requested by the Partnership and the Trust, the Company shall have caused the appointment of the initial Directors nominated by the Partnership and the Trust, to its Board of Directors in accordance with the provisions of this Section 7.20, which individuals shall be identified in writing to the Company by such time.

         (f) At any time that a designee or designees of the Partnership and the Trust serve on the Company's Board of Directors, the Partnership and the Trust shall be entitled to representation on any committee of the Board of Directors proportionate with their representation of the Board as a whole.

         7.21. Board of Directors. (a) The Company shall promptly reimburse each director or observer of the Company designated by the Partnership and the Trust who is not an employee of the Company for all of his reasonable expenses incurred in attending each meeting of the Board of Directors of the Company or any committee thereof.

         (b) The Company shall at all times maintain provisions in its By-laws and/or Certificate of Incorporation indemnifying all directors against liability and absolving all directors from liability to the Company and its stockholders to the maximum extent permitted under the laws of the State of Delaware.

         (c) The By-laws of the Company shall always contain provisions consistent with the provisions of this Section 7.21 except to the extent this
Section 7.21 deals with the possible observer.

         (d) For so long as any designee of Purchasers is a director of the Company, procure and maintain Director and Officer Liability Insurance with a reputable insurance carrier.

         7.22. No Subsidiaries. The Company will not create or acquire any entity that would be a Subsidiary (as defined in Section 9.10) without the Partnership's and the Trust's consents.

         7.23. Publicity. (a) The Company shall not issue any press release or make any other public announcement with respect to this Agreement or the transactions contemplated hereby or utilizing the names of Purchasers or their officers, directors, employees, agents or affiliates without obtaining the prior approval of Purchaser, except as may be required by law or the regulations of any securities exchange or the Nasdaq National Market.

         (b) Except as may be required by law or the regulations of any securities exchange or the Nasdaq National Market, the Company shall not disclose the names, identity, addresses or any other information regarding each of the Purchasers or any of its officers, directors, employees, shareholders, nominees and/or designees without such Purchaser's prior written consent; provided, however, each of the names of Purchasers (but not its addresses) may be disclosed in the Shelf Registration Statement.

         (c) After the Closing Date, upon request of the Partnership and the Trust, the Company shall cause, at its sole expense, the immediate publication of a "tombstone" advertisement in the Wall Street Journal (National Edition) announcing the consummation of this Agreement and the transactions contemplated herein, the exact form and substance of which shall be mutually agreed upon by the Company and the Partnership and the Trust.

         7.24. Restriction on Securities. (a) During the 18 months following the Closing Date, the Company shall not without prior written consent of the Partnership and the Trust, issue, offer or sell any of its equity or debt securities (including, without limitation, any securities convertible into or exercisable for such securities); provided that the Company may issue shares of Common Stock upon conversion or exercise of the Company's outstanding securities and pursuant to exercise of options under the Company's Stock Option Plan in accordance with the terms of such plan (it being agreed that the issuance of any additional options under such plan may be effected only with the prior written consent of the Partnership and the Trust; provided, further, that the Company without the consent of the Partnership and the Trust may issue options under the Company's Non-Employee Director Stock Option Plan in accordance with the terms of such plan which will not be amended without the consents of the Partnership and the Trust); provided, further, that this Section 7.24 shall not apply to the offerings to be conducted by the Company with Paramount Capital, Inc. acting as placement agent as contemplated in the Letter Agreement between the Company and Paramount Capital, Inc. dated as of January 28, 1997. During the 18-months following the Closing Date, the Company shall not, without the prior written consents of the Partnership and the Trust, offer or sell any of its debt or equity securities in reliance on Regulation S of the Securities Act. During the 36-month period following the Closing Date, the Company will not extend the expiration date or lower the exercise price of any options or warrants, or take any similar action with respect to any convertible securities of the Company, without the prior written consents of the Partnership and the Trust.

         (b) Prior to the Closing Date, the Company shall obtain the written agreement of all executive officers and directors of the Company (and shall use its best efforts to obtain a wrtten agreement from all 5% or greater stockholders of the Company) to "lock-up" all of the shares of Common Stock owned by each of them at any time until 24 months following the Closing Date, and to agree not to directly or indirectly, issue, agree or offer to sell, grant an option for the purchase or sale, assign, sell, contract to sell, sell "short" or "short against the box" (as those terms are generally understood), pledge, hypothecate, distribute or otherwise encumber or dispose of, any such shares (including options, rights, warrants or other securities convertible into, exchangeable, exercisable for or evidencing any right to purchase or subscribe for shares of capital stock of the Company (whether or not beneficially owned by the undersigned) or any beneficial interest therein of any shares of the Common Stock, all in form and substance satisfactory to the Partnership and the Trust and their counsel.

         7.25. Restriction on Liens. The Company shall not create or permit the imposition of any liens on any of its assets from and after the Closing Date without the prior written consent of the Partnership and the Trust.

         7.27. Restrictions on Indebtedness. The Company shall not incur, create, assume or permit to exist any indebtedness except (i) indebtedness represented by the Notes, (ii) indebtedness which by its terms is subordinated to the Notes in an amount less than $25,000 in the aggregate (iii) indebtedness in an amount less than fifty thousand dollars ($50,000) incurred in the ordinary course of business, and (iv) indebtedness for borrowed money existing on the date hereof and disclosed in writing to the Holder, but not any extensions, renewals or replacements of such indebtedness.

         7.28. Repayment Upon Certain Events. In the event that the Company does not obtain the Required Shareholder Approvals (as hereafter defined), the Company shall, on the date that the Required Shareholder Approvals are denied, immediately pay to the Purchasers by wire transfer $3,000,000 or in the event that the Company does not have $3,000,000, the remainder of the money that the Company has as a result of the investment made by Purchasers in the Company pursuant to the terms hereof. The "Required Shareholder Approvals" shall mean the authorization and approval by the holders of Common Stock of the Company of the issuance of the Notes, the issuance of the shares of Series D Preferred Stock underlying these Notes, the Bridge Warrants or the New Warrants (as defined in the Bridge Warrants), or any Common Stock underlying the foregoing to the extent such authorization is necessary pursuant to the rules of the Nasdaq National Market or any other applicable law, rule or regulation.

         8. Registration of Common Stock.

         8.1. Registration. (i) Not later than 30 days after consummation of a Qualified Offering (as defined below) or, (ii) in the event that a Qualified Offering (as defined below) has not been consummated by the date which is 180 days after the Closing Date, immediately thereafter and in no event later than the date which is 195 days from the Closing Date, the Company will file a shelf registration statement (the "Shelf Registration Statement") with respect to the resale of the Registrable Securities with the Securities and Exchange Commission. The Company will use its best efforts to effect the registrations, qualifications or compliances (including, without limitation, the execution of any required undertaking to file post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with applicable securities laws, requirements or regulations) as may be reasonably requested and as would permit or facilitate that sale and distribution of all Registrable Securities until the distribution thereof is complete. A "Qualified Offering" shall mean any equity offering or series of Offerings with gross proceeds in excess of $2,500,000.

         8.2. Registration Procedures. In connection with the registration of any Registrable Securities under the Securities Act as provided in this Section 8, the Company will use its best efforts, as expeditiously as possible:

         (a) Prepare and file with the Securities and Exchange Commission the Shelf Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Shelf Registration Statement to become effective;

         (b) Prepare and file with the Securities and Exchange Commission such amendments and supplements to such Shelf Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Shelf Registration Statement effective until the disposition of all securities in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Shelf Registration Statement shall be completed, and to comply with the provisions of the Securities Act (to the extent applicable to the Company) with respect to such dispositions;

         (c) Furnish to each seller of such Registrable Securities such number of copies of such Shelf Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such Shelf Registration Statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request, in order to facilitate the disposition of the Registrable Securities owned by such seller;

         (d) Use its best efforts to register or qualify such Registrable Securities covered by such Shelf Registration Statement under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company will not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not, but for the requirements of this Section 8.2(d) be obligated to be qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

         (e) Provide a transfer agent and registrar for all such Registrable Securities covered by such Shelf Registration Statement not later than the effective date of such Shelf Registration Statement;

         (f) Notify each seller of such Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Shelf Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

         (g) Cause all such Registrable Securities to be listed on each securities exchange or automated over-the-counter trading system on which similar securities issued by the Company are then listed;

         (h)  Enter  into  such  customary  agreements  and take all such  other
actions  as  reasonably   required  in  order  to  expedite  or  facilitate  the
disposition of such Registrable Securities; and

         (i) Make available for inspection by any seller of Registrable Securities, all financial and other records, pertinent corporation documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller in connection with the Shelf Registration Statement pursuant to Section 8.1.

         8.3 Registration and Selling Expenses. (a) All expenses incurred by the Company in connection with the Company's performance of or compliance with this
Section 8, including, without limitation (i) all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), (ii) blue sky fees and expenses, (iii) all necessary printing and duplicating expenses and (iv) all fees and disbursements of counsel and accountants for the Company (including the expenses of any audit of financial statements), retained by the Company (all such expenses being herein called "Registration Expenses"), will be paid by the Company except as otherwise expressly provided in this Section 8.3.

         (b) The Company will, in any event, in connection with any registration statement, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal, accounting or other duties in connection therewith and expenses of audits of year-end financial statements), the expense of liability insurance and the expenses and fees for listing the securities to be registered on one or more securities exchanges or automated over-the-counter trading systems on which similar securities issued by the Company are then listed.

         (c) Nothing herein shall be construed to prevent any holder or holders of Registrable Securities from retaining such counsel (the Trust and the Partnership to be limited to one counsel representing them both and any other purchasers to be represented by one counsel separately from the Trust and the Partnership) as they shall choose, the expenses of which shall be borne by the Company.

         8.4. Other Public Sales and Registrations. The Company agrees that it will not, on its own behalf, file or cause to become effective any other registration of any of its securities under the Securities Act or otherwise effect a public sale or distribution of its securities (except pursuant to registration on Form S-8 or any successor form relating to a special offering to the employees or security holders of the Company) until at least 180 days have elapsed after the effective date of the Shelf Registration Statement. In addition, the Company agrees that it will use its best efforts to obtain prior to the filing of the Shelf Registration Statement an agreement in form and substance satisfactory to Purchasers and their counsel in their sole and absolute discretion from each person that has the right to have the Company file or cause to become effective any other registration of any of its securities under the Securities Act or otherwise effect a public sale or distribution of its securities (except pursuant to registration on Form S-8 or any successor form relating to a special offering to the employees or security holders of the Company), pursuant to which each such person will agree for the benefit of the Company and Purchasers to waive any and all such rights until at least 180 days have elapsed after the effective date of the Shelf Registration Statement.

         8.5. Indemnification. (a) The Company hereby agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors, if any, and each person, if any, who controls such holder within the meaning of the Securities Act, against all losses, claims, damages, liabilities and expenses (under the Securities Act or common law or otherwise) caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (and as amended or supplemented if the Company has furnished any amendments or supplements thereto) or any preliminary prospectus, which registration statement, prospectus or preliminary prospectus shall be prepared in connection with the registration contemplated by this
Section 8, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any untrue statement or alleged untrue statement contained in or by any omission or alleged omission from information furnished in writing by such holder to the Company in connection with the registration contemplated by this Section 8, provided the Company will not be liable pursuant to this Section 8.5 if such losses, claims, damages, liabilities or expenses have been caused by any selling security holder's failure to deliver a copy of the registration statement or prospectus, or any amendments or supplements thereto, after the Company has furnished such holder with the number of copies required by Section 8.2(c).

         (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information as is reasonably requested by the Company for use in any such registration statement or prospectus and shall severally, but not jointly, indemnify, to the extent permitted by law, the Company, its directors and officers and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities and expenses resulting from any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, but only to the extent such losses, claims, damages, liabilities or expenses are caused by an untrue statement or alleged untrue statement contained in or by an omission or alleged omission from information so furnished in writing by such holder in connection with the registration contemplated by this Section 8. If the offering pursuant to any such registration is made through underwriters, each such holder agrees to enter into an underwriting agreement in customary form with such underwriters and to indemnify such underwriters, their officers and directors, if any, and each person who controls such underwriters within the meaning of the Securities Act to the same extent as hereinabove provided with respect to indemnification by such holder of the Company. Notwithstanding the foregoing or any other provision of this Agreement, in no event shall a holder of Registrable Securities be liable for any such losses, claims, damages, liabilities or expenses in excess of the lesser of (a) the net proceeds received by such holder in the offering or
(b) $1,000,000.

         (c) Promptly  after receipt by an  indemnified  party under Section 8.5
(a) or (b) of notice of the commencement of any action or proceeding, such indemnified party will, if a claim in respect thereof is made against the indemnifying party under such Section, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under such Section. In case any such action or proceeding is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel approved by such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such Section for any legal or any other expenses subsequently incurred by such indemnified party in connection with the defense thereof (other than reasonable costs of investigation) unless incurred at the written request of the indemnifying party. Notwithstanding the above, the indemnified party will have the right to employ counsel of its own choice in any such action or proceeding if the indemnified party has reasonably concluded that there may be defenses available to it which are different from or additional to those of the indemnifying party, or counsel to the indemnified party is of the opinion that it would not be desirable for the same counsel to represent both the indemnifying party and the indemnified party because such representation might result in a conflict of interest (in either of which cases the indemnifying party will not have the right to assume the defense of any such action or proceeding on behalf of the indemnified party or parties and such legal and other expenses will be borne by the indemnifying party). An indemnifying party will not be liable to any indemnified party for any settlement of any such action or proceeding effected without the consent of such indemnifying party.

         (d) If the indemnification provided for in Section 8.5(a) or (b) is unavailable under applicable law to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the holders of Registrable Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages, or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the holders of Registrable Securities on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or by the holders of Registrable Securities and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include, subject to the limitations set forth in Section 8.5(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

         (e) Promptly after receipt by the Company or any holder of Securities of notice of the commencement of any action or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (the "contributing party"), notify the contributing party of the commencement thereof; but the omission so to notify the contributing party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit, or proceeding is brought against any party, and such party notifies a contributing party of the commencement thereof, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified.

         8.6. Additional Common Stock Issuable Upon Delay of Registration. (a) Except to the extent any delay is due to the failure of a holder to reasonably cooperate in providing to the Company such information as shall be reasonably requested by the Company in writing for use in the Shelf Registration Statement, if the Shelf Registration Statement is not filed with the Securities and Exchange Commission within the target dates set forth in the first sentence of
Section 8.1 (the "Outside Target Date"), the Company shall declare and pay for no additional consideration to Purchasers additional Bridge Warrants or New Warrants, as the case may be, equal to 1.5% of the Bridge Warrants or the New
Warrants, as the case may be, then held by Purchasers for each day after the Outside Target Date that the Registration Statement remains unfiled.

         (b) If the Shelf Registration Statement is not declared effective by the Securities and Exchange Commission within 210 days following the Closing Date (the "Targeted Effective Date"), the Company shall declare and pay for no additional consideration to Purchasers additional Bridge Warrants or New Warrants, as the case may be, equal to 1.5% of the Bridge Warrants or the New
Warrants, as the case may be, then held by Purchasers for each day the Shelf Registration Statement is not declared effective by the Securities and Exchange Commission following the occurrence of the Targeted Effective Date.

         (c) All shares of Common Stock issuable  pursuant to Section 8.6(a) and
(b) shall be duly authorized, fully paid and nonassessable shares of Common Stock and shall be included in the Shelf Registration Statement contemplated by
Section 8.1. Such shares shall be registered in Purchasers' names or the name of the nominee(s) of Purchasers in such denominations as Purchasers shall request pursuant to instructions delivered to the Company.

         9. Certain Definitions. For the purposes of this Agreement the following terms have the respective meanings set forth below:

         9.1. "Affiliate" means any person, corporation, firm or entity which directly or indirectly controls, is controlled by, or is under common control with the indicated person, corporation, firm or entity.

         9.2. "Common Stock" means the Company's Common Stock.

         9.3.  "Generally   Accepted  Accounting   Principles"  means  generally
accepted accounting principles consistently applied.

         9.4. "Officers' Certificate" means a certificate executed on behalf of the Company by its President, Chairman of the Board, Chief Executive Officer, Chief Financial Officer, Vice President--Finance, Secretary and/or one of its other Vice- Presidents.

         9.5. "Registrable Securities" means (i) the Common Stock issuable upon conversion of the Series D Preferred Stock underlying the Notes and exercise of the Warrants purchased pursuant to Section 1.1 or (ii) any other shares of Common Stock now owned or hereafter acquired by Purchasers (whether Common Stock owned directly or underlying convertible securities of the Company). For purposes of this Agreement, any shares of Common Stock issued pursuant to
Section 8.6 shall be deemed to be Registrable Securities and shall be included in the Shelf Registration Statement contemplated by Section 8.1.

         9.6. "Securities" means the Notes, the Warrants and any Preferred Stock or Common Stock underlying the foregoing whether issued at the Closing or thereafter.

         9.7. "Securities Act" means, as of any given time, the Securities Act of 1933, as amended, or any similar federal law then in force.

         9.8. "Securities Exchange Act" means, as of any given time, the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

         9.9. "Securities and Exchange Commission" includes any governmental body or agency succeeding to the functions thereof.

         9.10. "Subsidiary" means any person, corporation, firm or entity at least the majority of the equity securities (or equivalent interest) of which are, at the time as of which any determination is being made, owned of record or beneficially by the Company, directly or indirectly, through any Subsidiary or otherwise.

         10.1 Company Indemnities. (a) The Company agrees to indemnify, defend and hold Purchasers and their officers, directors, partners, employees, consultants and agents (the "Purchasers' Indemnitees") harmless from and against any liability, obligation, claim, cost, loss, judgment, damage or expense (including reasonable legal fees and expenses) (collectively, "Liabilities") incurred or suffered by any of Purchasers' Indemnitees as a result of or arising out of or in connection with the Company's breach of any representation, warranty, covenant or agreement of the Company contained herein.

         11. Miscellaneous.

         11.1.   Termination;   Survival  of  Representations,   Warranties  and
Covenants. Except as otherwise provided for in this Agreement all representations, warranties, covenants and agreements contained in this Agreement, or in any document, exhibit, schedule or certificate by any party delivered in connection herewith shall survive the execution and delivery of this Agreement and the Closing Date and the consummation of the transactions contemplated hereby, regardless of any investigation made by Purchasers or on their behalf.

         11.2. Expenses. The Company shall pay all its own expenses in connection with this Agreement and the transactions contemplated herein. The Company agrees to pay promptly and save the Partnership and the Trust harmless against liability for the payment all expenses incurred by the Company and the Partnership and the Trust in connection with the preparation and consummation of the Agreement and the transactions contemplated herein, including but not limited to: all costs and expenses under Section 8, including without limitation, the costs of preparing, printing and filing with the Securities and Exchange Commission the Shelf Registration Statement and amendments, post-effective amendments, and supplements thereto; preparing, printing and delivering exhibits thereto and copies of the preliminary, final and supplemental prospectuses; preparing, printing and delivering all selling documents, including but not limited to the subscription agreement, the warrant agreement and stock and warrant certificates; legal fees and disbursements of the Partnership and the Trusts' counsel (which amount shall be offset against payment of the purchase price for legal fees that have been accrued up to such date and the remainder of which shall be paid within 30 days of submission of any statements therefor) in connection with the preparation and consummation of this Agreement and the transactions contemplated herein, including the legal fees and costs of negotiating and drafting any transaction documents, due diligence and any necessary regulatory filings (including, without limitation, the Shelf Registration Statement, Forms 3, 4 and 5 and Schedule 13-D filings); the cost of a total of two sets of bound closing volumes for the Partnership and the Trust and their counsel; and the cost of the tombstone advertisement in the Wall Street Journal (National Edition) pursuant to Section 7.23(c), provided, however, that with respect to costs incurred as a result of the actual Bridge Loan transaction (the "Bridge Loan Costs"), the Company shall only be obligated to reimburse the Partnership and the Trust in an amount not to exceed $35,000. The "Bridge Loan Costs" shall not include any costs and expenses under Section 8, including without limitation, the costs of preparing, printing and filing with the Securities and Exchange Commission the Shelf Registration Statement and amendments, post-effective amendments, and supplements thereto and preparing, printing and delivering exhibits thereto and copies of the preliminary, final and supplemental prospectuses which such costs shall in all cases be paid by the Company. The provisions of this Section shall survive any termination of this Agreement in all instances, including without limitation, (i) if the transactions contemplated by this Agreement have not been consummated or (ii) if the transactions have been terminated by Purchasers for any reason.

         11.3. Amendments and Waivers. Except for the letter agreement between the parties hereto and Paramount Capital, Inc. dated as of January 28, 1997 and the Operative Documents, this Agreement and all exhibits and schedules hereto set forth the entire agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them. This Agreement may be amended only by mutual written agreement of the Company and the holders of a majority of principal amount of the Notes, and the Company may take any action herein prohibited or omit to take any action herein required to be performed by it, and any breach of any covenant, agreement, warranty or representation may be waived, only if the Company has obtained the written consent or waiver of the holders of a majority of principal value of the Notes. No course of dealing between or among any persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

         11.4. Successors and Assigns. This Agreement may not be assigned by the Company except with the prior written consent of the holders of a majority of principal value of the Notes. This Agreement shall be binding upon and inure to the benefit of the Company and its permitted successors and assigns and Purchasers and their successors and assigns. The provisions hereof which are for Purchasers' benefit as purchasers or holders of the Notes and the Warrants are also for the benefit of, and enforceable by, any subsequent holder of such Notes and Warrants.

         11.5. Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given personally or when mailed by certified or registered mail, return receipt requested and postage prepaid, and addressed to the addresses of the respective parties set forth below or to such changed addresses as such parties may have fixed by notice; provided, however, that any notice of change of address shall be effective only upon receipt:


                           If to the Company:
                           Genta Incorporated.
                           3550 General Atomics Court
                           Building 9, 2nd Floor
                           San Diego, CA 92121
                           Attn: Thomas Adams

                           With a Copy to:
                           Pillsbury Madison & Sutro, LLP
                           235 Montgomery Street
                           San Francisco, CA 94104
                           Attn: Thomas E. Sparks, Jr.

                           If to the Partnership or the Trust:
                           Paramount Capital Asset Management, Inc.
                           787 Seventh Avenue
                           New York, NY 10019
                           Attn: David Walner

                           With a Copy to:
                           Kramer, Levin, Naftalis & Frankel
                           919 Third Avenue
                           New York, New York 10022
                           Attention: Ezra Levin

         11.6. Governing Law. The validity, performance, construction and effect of this Agreement shall be governed by the internal laws of the State of New York without giving effect to such State's principles of conflict of laws.

         11.7. Counterparts. This Agreement may be executed in any number of counterparts and, notwithstanding that any of the parties did not execute the same counterpart, each of such counterparts shall, for all purposes, be deemed an original, and all such counterparts shall constitute one and the same instrument binding on all of the parties thereto.

         11.8. Headings. The headings of the Sections hereof are inserted as a matter of convenience and for reference only and in no way define, limit or describe the scope of this Agreement or the meaning of any provision hereof.

         11.9. Severability. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless the provision held invalid shall substantially impair the benefit of the remaining portion of this Agreement.

         11.10. Freedom of Action. (a) The Partnership and the Trust and their affiliates shall not have any obligation to the Company not to (i) engage in the same or similar activities or lines of business as the Company or develop or market any products, services or technologies that does or may in the future compete, directly or indirectly, with those of the Company, (ii) invest or own any interest publicly or privately in, or develop a business relationship with, any corporation, partnership or other person or entity engaged in the same or similar activities or lines or business as, or otherwise in competition with, the Company or (iii) do business with any client, collaborator, licensor, consultant, vendor or customer of the Company. The Partnership and the Trust and its officers, directors, employees or former employees and affiliates shall not have any obligation, or be liable, to the Company solely on account of the conduct described in the preceding sentence. In the event that either of the Partnership or the Trust and any officer, director, employee or former employee or affiliate thereof acquires knowledge of a potential transaction, agreement, arrangement or other matter which may be a corporate opportunity for both the Partnership and the Trust and the Company, neither of the Partnership and the Trust nor their officers, directors, employees or former employees or affiliates shall have any duty to communicate or offer such corporate opportunity to the Company and neither of the Partnership and the Trust nor their officers, directors, employees or former employees or affiliates shall be liable to the Company for breach of any fiduciary duty, as a stockholder or otherwise, solely by reason of the fact that Partnership and the Trust or any of their officers, directors, employees or former employees or affiliates pursue or acquire such corporate opportunity for either of the Partnership or the Trust, direct such corporate opportunity to another person or entity or communicate or fail to communicate such corporate opportunity or entity to the Company. As used in this Section, the Partnership and the Trust shall mean either and both of the Partnership and the Trust and their affiliates (excluding the Company as an affiliate of the Partnership and the Trust).

         (b) The provisions of this Section 11.10 shall be enforceable to the fullest extent permitted by law.

         11.11. Rights of Holders Inter Se. Each Holder of securities shall have the absolute right to exercise or refrain from exercising any right or rights which such Holder may have by reason of this Agreement or any security including, without limitation, the right to consent to the waiver of any obligation of the Company under this Agreement and to enter into an agreement with the Company for the purpose of modifying this Agreement or any agreement effecting such modification, and such Holder shall not incur any liability to any other Holder or Holders of securities with respect to exercising or refraining from exercising any such right or rights.

         11.12. Exculpation Among Purchasers and Holders. Each Purchaser acknowledges and agrees that it is not relying upon any other Purchaser, or any officer, director, employee partner or affiliate of any such other Purchaser, in making its investment or decision to invest in the Company or in monitoring such investment. Each Purchaser agrees that no Purchaser nor any controlling person, officer, director, stockholder, partner, agent or employee of any Purchaser shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them relating to or in connection with the Company or the securities, or both.

         11.13. Actions by Purchasers. Any actions permitted to be taken by holders or Purchasers of Notes and/or Warrants or the Partnership or the Trust and any consents required to be obtained from the same under this Agreement, may be taken or given only by, in the case of consents or actions requiring approval of the Partnership or the Trust, by the Partnership or the Trust, and in all other cases, only by holders of a majority of (i) in the case of the Notes, the face amount of the principal and (ii) in the case of the Warrants, the number of underlying shares of Common Stock, and if such holders or Purchasers constituting a majority the ("Majority Holders") as set forth in (i) or (ii) above or the Partnership or Trust take any action or grant any consent, such action or consent shall be deemed given or taken by all holders or Purchasers' who shall be bound by the decision or action taken by the Majority Holders or the Partnership or the Trust without any liability on the part of the Majority Holders or the Partnership or the Trust to any other holder or Purchasers of securities hereto.

         11.14. Secured Party. The Purchasers hereby acknowledge and agree that Paramount Capital, Inc. shall act as the secured party (the "Secured Party") under and for all purposes of the Security Agreement. Without giving notice to any holder of Notes, the Secured Party shall have full and irrevocable authority on behalf of the undersigned and all other holders of Notes, with respect to the Security Agreement, Financing Statements, to (i) deal with the Company, (ii) accept and give notices and other communications, (iii) settle any disputes relating to the terms thereof, (iv) waive any conditions, (v) modify or amend the Security Agreement or the Subordination Agreement (but not the Notes), (vi) execute any instrument or document that the Secured Party may determine is necessary or desirable in the exercise of its authority under this Section 11.14, and (vii) act in connection with all other matters relating to the Security Agreement. The Secured Party shall be authorized to act on behalf of the Purchasers as provided in the Security Agreement, and the Company shall be entitled to act and rely upon any request, notice, consent, waiver or agreement given on behalf of the undersigned when the same shall have been given by Paramount Capital, Inc. on such behalf pursuant to the terms of such Security Agreement or this Agreement. Paramount Capital, Inc. may act in reliance upon the advice of counsel in reference to any matter relating hereto and shall not be liable for any acts or omissions of any kind.

         11.15 Consent to Jurisdiction. The parties hereto irrevocably consent to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Agreement, any document or instrument delivered pursuant to, in connection with or simultaneously with this Agreement, or a breach of this Agreement or any such document or instrument. In any such action or proceeding, each party hereto waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with Section 11.15. Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the party so served shall appear or answer such summons, complaint or other process.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                               GENTA INCORPORATED.


                               By: /s/ Thomas H. Adams
                                   ---------------------------
                                   Name: Dr. Thomas H. Adams
                                   Title:  President and Chief
                                           Executive Officer

                               THE ARIES FUND, A CAYMAN
                               ISLAND TRUST

                               By:  its Investment Manager,
                               PARAMOUNT CAPITAL ASSET
                               MANAGEMENT, INC.


                               By: /s/Lindsay A. Rosenwald
                                   ---------------------------------
                                   Name:  Lindsay A. Rosenwald, M.D.
                                   Title:  President


                               THE ARIES DOMESTIC FUND, L.P.


                               By:  its General Partner, PARAMOUNT
                               CAPITAL ASSET MANAGEMENT, INC..


                               By: /s/Lindsay A. Rosenwald
                                   ---------------------------------
                                   Name:  Lindsay A. Rosenwald, M.D.
                                   Title:  President